Exhibit 10.1

AWARD/CONTRACT	1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15CFR350)	RATING DOC9e	PAGE OF PAGES 1 / 19

2. CONTRACT NO. *(Proc. Inst. Ident.) NO* W911SR-07-C-0051

3. EFFECTIVE DATE 26 JUL 2007

4. REQUISITION/PURCHASE REQUEST/PROJECT NO.

5. ISSUED BY: CODE W911SR
US ARMY RDECOM ACQ. CTR. W911SR
EDGEWOOD CONTRACTING DIVISION
ATTN: AMSRD-ACC-E/BLDG E4455
E5179 HOADLEY ROAD
ABERDEEN PROVING GROUND MD 21010-5401

6. ADMINISTERED BY *(If other than item 5)* CODE S2401A
DCMA TWIN CITIES-S2401 A
B.H. WHIPPLE FEDERAL BLDG, ROOM 1150, 1
FORT SNELLING MN 55111-4007

7. NAME AND ADDRESS OF CONTRACTOR *(No., street, city, county, State and ZIP code)*
COMBIMATRIX CORPORATION
6500 HARBOUR HEIGHTS PARKWAY, SUITE 303
MUKILTE0 WA 98275-4862

CODE: 1LJ76 FACILITY CODE

8. DELIVERY
[ ] FOB ORGIN [X] OTHER *(See below)*

9. DISCOUNT FOR PROMPT PAYMENT
30 Days – 0%

10. SUBMIT INVOICES *(4 copies unless other-wise specified)* TO THE ADDRESS SHOWN IN: 1 | ITEM Block 12

11. SHIP TO/MARK FOR CODE W81X0H
U.S. ARMY MED RES INST INFECT DISEASE
DAVID NORWOOD
SYSTEMS DEVELOPMENT BRANCH, DIAGNOSTICS
SYSTEMS DIVISION, BLDG 1425, RM RL-201
FORT DETRICK MD 21701-5011

12. PAYMENT WILL BE MADE BY: CODE HQ0339
DFAS-COLUMBUS CENTER
DFAS-CO/WEST ENTITLEMENT OPERATIONS
P.O. BOX 182381
COLUMBUS OH 43218-2381

13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION
[ ] 10 U.S.C. 2304(c) ( ) [ ] 41 U.S.C. 253(c) ( )

14. ACCOUNTING AND APPROPRIATION DATA
See Schedule

15A. ITEM NO.	15B. SUPPLIES/SERVICES	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT
	SEE SCHEDULE				
		15G. TOTAL AMOUNT OF CONTRACT			$2,212,517.00

16. TABLE OF CONTENTS

(√)	SEC.	DESCRIPTION	PAGE(S)	(X)	SEC.	DESCRIPTION	PAGE(S)
		PART I – THE SCHEDULE				PART II – CONTRACT CLAUSES	
X	A	SOLICITATION/CONTRACT FORM	1	X	I	CONTRACT CLAUSES	15-17
X	B	SUPPLIES OR SERVICES AND PRICES/COSTS	2			PART III – LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.	
X	C	DESCRIPTIONS/SPECS./WORK STATEMENTS	3-6	X	J	LIST OF ATTACHMENTS	18-19
X	D	PACKAGING AND MARKING	7			PART IV – REPRESENTATIONS AND INSTRUCTIONS	
X	E	INSPECTION AND ACCEPTANCE	8		K	REPRESENTATIONS, CERTIFICATIONS AND	
X	F	DELIVERIES OR PERFORMANCE	9			OTHER STATEMENTS OF OFFERORS	
X	G	CONTRACT ADMINISTRATION DATA	10-11		L	INSTRS, CONDS, AND NOTICES TO OFFERORS	
X	H	SPECIAL CONTRACT REQUIREMENTS	12-14		M	EVALUATION FACTORS FOR AWARD	

CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17. [X] CONTRACTOR'S NEGOTIATED AGREEMENT *(Contractor is required to sign this document and return 3 copies to issuing office.)* Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. *(Attachments are listed herein.)*

18. [ ] AWARD *(Contractor is not required to sign this document.)* Your offer on Solicitation Number __________, including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A. NAME AND TITLE OF SIGNER *(Type or print)*
SCOTT BURELL, CHIEF FINANCIAL OFFICER

20A. NAME OF CONTRACTING OFFICER
PATRICIA E. MOORE

19B. NAME OF CONTRACTOR	19C. DATE SIGNED	20B. UNITED STATES OF AMERICA	20C. DATE SIGNED
BY /s/ Scott Burell *(Signature of person authorized to sign)*	7/17/07	BY /s/ Patricia E. Moore *(Signature of Contracting Officer)*	26 Jul 07

NSN 7540-01-152-8069 26-107 **STANDARD FORM 26** (REV. 4-85)

Section B - Supplies or Services and Prices

B.1. TYPE OF CONTRACT
This is a cost plus fixed fee completion form type contract pursuant to FAR 16.306(d)(1).

B.2. The cost principles and procedures in subpart 31.103 of the Federal Acquisition Regulation (FAR) are incorporated by reference for determining reimbursable costs per FAR 31.2 as appropriate.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001

BAA Effort

CPFF

BAA Effort as set forth in the SOW and the Contractor's proposal. The contractor, as an independent contractor and not as an agent of the Government, shall furnish the necessary resources (except those specifically designated as Government-furnished) to perform the work as detailed in the Broad Agency Announcement proposal entitled: "Development of a CMOS Microarray Platform for Bio and Chemical Threat Agent Detection", specifically pages 5-10, dated 1 Sep 2006, and submitted by CombiMatrix.

FOB: Destination

ESTIMATED COST					$2,083,085.00
FIXED FEE					$129,432.00
TOTAL EST COST + FEE					$2,212,517.00
	ACRN AA CIN: 000000000000000000000000000000				$2,212,517.00

Section C - Descriptions and Specifications

OTHER INFORMATION
SECTION C: DESCRIPTION/SPECIFICATIONS/WORK STATEMENTS

TITLE: Development of a CMOS Microarray Platform for Bio and Chemical Threat Agent Detection

C.1.0 Scope. This work effort encompasses development of a biological and chemical agent point detector based on electrochemical detection of agents on CMOS microarrays. The effort will entail development and production of two new microarray designs, development and fabrication of a new prototype instrument that supports automated sample processing, genomic and serological assays and electrochemical detection (ECD), develop and evaluate different bioinformatics approaches and genomic assays for detecting specific biothreat agents (BTAs), systems integration of hardware, software, and assays for a fully functional and automated bio/chem detection system, and validating Quality Assurance and /Quality Control (QA/QC) processes to reduce the costs and improve performance of microarrays.

C.1.1 Background. In the Modernization Plan 2004, the JRO-CBRN recognized serious shortcomings in current platforms for the point detection of BTAs and chemical threat agents (CTAs) . Size, weight, ability to detect diverse agents, reduced false alarm rates, accuracy, and sensitivity were identified as common problems with current technologies. In response, the Defense Threat Reduction Agency (DTRA) is emphasizing the optimization of sensor technologies with a focused effort on multi-agent sensors for chemical and biological (CB) agents to include non-traditional agents, emerging threat agents and toxic industrial chemicals/materials. In addition, DTRA has a new nanotechnology initiative to identify novel nanoscale approaches that can be applied to CB point detection array analysis.

C.1.2 Objective. . To continue development of an automated biothreat agent (BTA) detection system based upon the CombiMatrix complementary metal oxide semiconductor (CMOS) microarray and electrochemical detection (ECD); to continue the integration of serological and genomic assays for orthogonal testing; and to explore new methods of detection that expand target identification, reduce reagent burden, and improve assay time.

C.2.0 Applicable Documents. None.

C.3.0 Requirements.

C.3.1 General. The contractor, as an independent contractor and not as an agent of the Government, shall furnish the necessary resources (except those specifically designated as Government-furnished) to perform the work as detailed in the Broad Agency Announcement proposal entitled: “Development of a CMOS Microarray Platform for Bio and Chemical Threat Agent Detection”, specifically pages 5-10, dated 1 September 2006, and submitted by CombiMatrix, Inc.

C.3.2 Safety.

C.3.2.1 The contractor shall notify all local emergency support agencies (such as law enforcement, fire department, health departments and government) of Biological Defense Program activities and ensure the appropriate emergency support is available to provide effective emergency response. The contractor shall formalize all required support agreements with local agencies.

C.3.2.1.2 The contractor shall notify the government Contracting Officer’s Representative of any biological defense mishaps related to this contract within 24 hours. No government reply is required.

C.3.2.1.3 The contractor shall make facilities used to support this contract accessible to government representatives for periodic safety compliance inspections. The contractor shall correct all major deficiencies noted during safety compliance inspections prior to beginning or continuing operations in accordance with the government’s instructions.

C.3.2.1.4 The contractor shall submit a safety assessment report in accordance with Exhibit Line Item Number (ELIN) A003. for new developed or modified equipment prior to transport to Department of the Army for evaluation.

C.3.3 Security.

C.3.3.1 This contract is unclassified and does not contain security requirements or a Contract Security Classification Specification, DD Form 254. However, the Government may require Operational Security (OPSEC) measures (when applicable) to protect sensitive unclassified contract information. If access to unclassified sensitive information (For Official Use Only - FOUO) is authorized, contractor may access only the information related to the subject matter of this contract.

C.3.3.2 The contractor shall not use foreign nationals on this contract unless approved by the Contracting Officer. When requesting approval, the contractor shall furnish full name, date of birth, place of birth, citizenship, registration number, type of visa, port of entry, and type of position in which employee will be utilized. Previously approved foreign nationals must be re-approved if the nature of their work under this contract differs from that performed under the prior year’s contract. The Contractor shall submit a copy of the work visa or green card with an abbreviated Curriculum Vitae and a justification to the Contract Specialist for review by the Security Office and subsequent approval by the Contracting Officer.

C.3.3.3 Should the government determine that the technology has developed to a point where the information warrants protection, a DD Form 254 and an approved classification guide will be issued.

C.3.4 Administration.

C.3.4.1 Reporting.

C.3.4.1.1 The contractor shall provide progress reports in accordance with (IAW) Exhibit Line Item Number (ELIN) A001.

C.3.4.1.2 The contractor shall provide a final comprehensive report IAW ELIN A002. The final report shall include detailed descriptions of the work accomplished.

C.3.4.1.2.1 The contractor shall provide the synthesis procedures and QA/QC procedures as appendices to the draft final report (IAW ELIN A002).

C.3.4.1.3 For any publication of a technical paper or presentation resulting from this contract, the Contractor shall make attribution to and include as a co-author those Government personnel who made research contributions to the contract subject matter being published in the same manner and to the same extent as the principle author would do so for it’s own peers, assistants, or students.

C.3.4.2 Contractor Manpower Reporting. . The contractor shall perform manpower reporting as follows:

C.3.4.2.1 The contractor shall report all contractor manpower (including subcontractor manpower) required for performance of this contract using the format provided at the following web address: https://cmra.army.mil. The contractor shall report directly to the website. The contractor shall include the following:

Contract Number
Delivery Order Number (If applicable)
Task Order Number (If applicable)
Requiring Activity Unit Identification Code (W1D101)
Command  (Edgewood Chemical Biological Center)
Contractor Contact Information
Federal Service Code
Direct Labor Hours
Direct Labor Dollars
Location Information

Contract Number - Always 13 characters long, usually beginning with a unit code, like W911SR. Enter the full number without dashes.

Delivery Order Number - Usually 13 characters long. Enter with no dashes. Many contracts have multiple Delivery Orders. Each must be entered.

Task Order Number - Usually 13 characters long. Enter with no dashes. Services contracts are often created with Task Orders as opposed to Delivery Orders.

Requiring Activity UIC - The Unit Identification Code of the unit for which the service is being performed - meaning the unit the requested the service, which is not necessarily, but may be, the unit that contracted for the service.

Command - From the drop down arrow, select the Army Command for the unit reflected in the Requiring Activity UIC .

Total Obligated Dollars - The total dollar amount obligated during the fiscal year, at the Delivery Order or Task Order level.

Total Disbursements - The total dollar amount disbursed during the fiscal year, at the Delivery Order and/or Task Order level.

C.3.4.2.2 The contractor shall also provide the estimated total cost (if any) (CLIN 0002) incurred to comply with this reporting requirement. The reporting period shall be the period of performance not to exceed 12 months ending 30 September of each government fiscal year and must be reported by 31 October of each calendar year.The contractor shall perform manpower reporting as follows:

C.3.4.2.3 The contractor shall report all contractor manpower (including subcontractor manpower) required for performance of this contract using the format provided at the following web address: https://contractormanpower.army.pentagon.mil. The contractor shall include the following:

(a)	Contracting Office, Contracting Officer, Contracting Officer’s Technical Representative
(b)	Contract number, including task and delivery order number
(c)	Beginning and ending dates covered by reporting period
(d)	Contractor name, address, phone number, e-mail address, identity of contractor employee entering data
(e)	Estimated direct labor hours (including subcontractors)
(f)	Estimated direct labor hours paid this reporting period (including subcontractors)
(g)	Total payments (including subcontractors)
(h)	Predominant Federal Service Code (FSC) reflecting services provided by contractor (and separate predominant FSC fore each sub-contractor if different)
(i)	Estimated data collection cost
(j)	Organizational title associated with the Unique Identification Code (UIC W91B94) for the Army Requiring Activity.
(k)	Locations where contractor and subcontractors perform the work (specified by zip code in the United States and nearest city, country, when in an overseas location, using standardized nomenclature provided on the website.
(l)	Presence of deployment or contingency contract language
(m)	Number of contractor and subcontractor employees deployed in theater this reporting period (by country).

C.3.4.2.4 The contractor shall also provide the estimated total cost (if any) incurred to comply with this reporting requirement. The reporting period shall be the period of performance not to exceed 12 months ending 30 September of each government fiscal year and must be reported by 3 October of each calendar year.

C.3.4.2.5 The contractor may use a direct XML data transfer to the database server or fill in the fields on the website. The XML direct transfer is a format for transferring files from a contractor’s system to the secure web site without the need for separate data entries fore each required data element at the web site. The specific formats for the XML direct transfer may be downloaded from the web site.

Section D - Packaging and Marking

SECTION D- PACKAGING & MARKING
D.1. Hardware. All items to be delivered by the Contractor under this contract shall be packed and packaged in accordance with good commercial practices and in such a manner that will afford protection against corrosion, deterioration and physical damage for safe delivery to destination.

D.2. Data. All data to be delivered by the Contractor under this contract shall be transmitted electronically.

Section E - Inspection and Acceptance

E.1 INSPECTION AND ACCEPTANCE
E.1.1. Hardware: Inspection and acceptance of all items delivered by the Contractor under this contract shall be at destination by the Contracting Officer’s Representative (COR).

E.1.2. Data: Inspection and acceptance of data items will be performed by the first addressee identified in Block 14 of the Contract Data Requirements List, DD Form 1423, found as an attachment to this contract.

CLAUSES INCORPORATED BY REFERENCE

52.246.8	Inspection of Research And Development Cost Reimbursement	MAY 2001
252.246-7000	Material Inspection And Receiving Report	MAR 2003

INSPECTION AND ACCEPTANCE TERMS

Supplies/services will be inspected/accepted at:

CLIN	INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
0001	N/A	N/A	N/A	Government

Page 7of 15

Section F - Deliveries or Performance

PERIOD OF PERFORMANCE
F.1. TOTAL PERIOD OF PERFORMANCE

All work under this contract, including delivery or an approved final report shall be completed within 360 calendar days from the effective date of this contract.

F.2. DELIVERY INFORMATION

F.2.1. Data to be delivered. The Contractor shall deliver all data in accordance with the DD Form 1423, Contract Data Requirements List, found as an attachment to this contract.

F.2.2. Hardware to be delivered. The Contractor shall deliver all hardware/prototypes within 360 calendar days from the effective date of this contract.

F.2.3. The Contractor shall deliver all hardware/prototypes F.O.B. Destination to:

U.S. Army Medical Research Institute of Infectious Disease (USAMRIID)
Systems Development Branch
Diagnostics Systems Division
Building 1425, Room RLl-201
ATTN: Dr. David Norwood
Fort Detrick, MD 21701-5011
Phone: 301-619-4721

CLAUSES INCORPORATED BY REFERENCE

52.242-15 Alt I  Stop Work Order (Aug 1989) - Alternate I   APR 1984

DELIVERY INFORMATION

CLIN	DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

0001	15-JUN-2008		U.S. ARMY MED RES INST INFECT DISEASE DAVID NORWOOD SYSTEMS DEVELOPMENT BRANCH, DIAGNOSTICS SYSTEMS DIVISION, BLDG 1425,RM RL-201 FORT DETRICK MD 21701-5011 301-619-4721 FOB: Destination	W81X0H

Section G - Contract Administration Data

G.1. SUBMISSION OF INVOICES
Public vouchers (including cost and fee) request for payment shall be submitted electronically via the Wide Area Workflow (WAWF) to the Payment Office. An electronic and/or hard copy of the voucher shall be submitted to the Procuring Contracting Officer (PCO) as identified below. An electronic and/or hard copy, as determined by the Administrative Contracting Officer (ACO), shall be provided to the Contract Administration Office

Cognizant Government Audit Agency:

Branch Manager
Defense Contract Audit Agency (DCAA)
Seattle Branch Office
14240 Interurban Avenue, South, Suite 156
Seattle, WA 98168

Procuring Contracting Office:

U.S. Army RDECOM Acquisition Center
Edgewood Contracting Division
AMSRD-ACC-E/Paulette Lato, Bldg. E4455
E5179 Hoadley Road
APG (EA), MD 21010-5424

Administrative Contracting Office:

Commander
Defense Contract Management Agency (DCMA) Twin Cities
B.H. Whipple Federal Bldg, Room 1150, 1
Fort Snelling, MN 55111-4007

G.2. The Procuring Office point of contact for this action is:

Paulette Lato
Contract Specialist
Tel: 410-436-0667
Fax: 410-306-3719
e-mail: paulette.lato@us.army.mil

G.3. The Contracting Officer’s Representative (COR) for this action is:

Roy G. Thompson
U.S. Army RDECOM
ATTN: AMSRD-ECB-RT-BM
Building E3831
Aberdeen Proving Ground, MD 21010
Tel: 410-436-5699
Fax: 410-436-6536
e-mail: roy.thompson@us.army.mil

ACCOUNTING AND APPROPRIATION DATA

AA: 2162040000066N6N6662262255200255Y9CER35W91B94703701566RQVX2S19130
AMOUNT: $2,212,517.00
CIN 000000000000000000000000000000: $2,212,517.00

Section H - Special Contract Requirements

H.1. 52.0000-4048 GOVERNMENT - CONTRACTOR RELATIONSHIPS

(a)
The Government and the Contractor understand and agree that the support services to be delivered under this contract by the Contractor are nonpersonal services and the parties recognize and agree that no employer-employee relationships exist or will exist under the contract between the Government and the Contractor and/or between the Government and the Contractor’s employees. It is, therefore, in the best interest of the Government to afford the parties a full and complete understanding of their respective obligation.

(b)	Contractor personnel under this contract shall not:
(1)	Be placed in a position where they are appointed or employed b y a Federal Officer, or are under the supervision, direction, or evaluation of a Federal Officer, military or civilian.
(2)	Be placed in a Government staff or policy-making position.
(3)	Be placed in a position of command, supervision, direction, or evaluation over DA military or civilian personnel, or personnel of other contractors or become a part of a Government organization.

(c)	Employee Relationship:
(1)	The services to be performed under this contract do not require the Contractor or its employees to exercise personal judgment and discretion on behalf of the Contractor.
(2)
Rules, regulations, directions and requirements, which are issued by Government command authorities under their responsibility for good order, administration and security are applicable to all personnel who enter a Government installation. This is not to be construed or interpreted to establish any degree of Government control, which is inconsistent with a nonpersonal services contract.

(3)
The Contractor will not be paid for performance of personal services. Therefore, in the event the Contractor (or its employee) is directed by any Government employee to perform tasks that the Contractor believes are personal services the Contractor should take no action until it has contacted the Procuring Contracting Officer to determine the appropriate course of action.

H.2. 52.0000-4160 GUIDANCE ON DOCUMENTATION OF DATA REQUIREMENTS

The following information is furnished to provide guidance with respect to the abbreviations and codes utilized in various blocks of DD Form 1423, Contract Data Requirements List.

Block 7, DD Form 250 Requirement. This block designates the location (source or destination) for performance of Government inspection and acceptance. The applicable codes for inspection and acceptance are cited below. The Government activity to perform the destination acceptance task is entered in Block 14 as the first addressee.

Code Inspection Acceptance
SS+Source (DD Form 250 DD De4stination (DD Form 250) SD+Source (DD Form 250) DS Destination (DD Form 250) ++LT Letter of Transmittal Only NO No inspection or acceptance required	+Source (DD Form 2500 Destination (DD Form 250) Destination (DD Form 250) +Source (DD Form 250)
XX Inspection/acceptance requirements specified elsewhere in the contract
+Source indicated Contractor’s facility
++Use of these symbols is not authorized for engineering data such as drawings or specifications

Block 8, Approval Code. Items or critical data requiring specific advanced written approval, such as test plans, are identified by an “A” in this field. Most of these data require submission of a preliminary draft prior to publication of a final document. When advanced approval is not required, this field is blank.

Block 10, Frequency. The codes used in this block are cited below:

DAILY = Daily
BI-MO = Each two months
OTIME = One time
WEEKLY = Weekly
QRTRLY = Quarterly
ONE/R = One time and revision
BI-WE = Each two weeks
ANNLY = Annually
R/ASR = Revision as required
MTHLY = Monthly
SEMIA = Each six months
DFDEL = Deferred Delivery
ASREQ = As required
2TIME = Two separate
CNE/P = One time preliminary (See Notes A/B Submittals draft)
CHG P AS REQ = Change pages as required

Note A: Block 13 is used for further explanation
Note B: When data is of a recurring type, it will be submitted at end of reporting period established in field unless otherwise indicated in Data Preparation Instructions or in Blocks 12 or 13 of DD Form 1423.

Block 11, As of Date (AOD). When data is submitted only once, this block indicates the number of days the data is to be submitted prior to the end of the reporting period; e.g., “15” would place the AOD for this report at 15 calendar days before the end of each month, quarter, or year, depending on the frequency established in Block 10; “0” place the AOD at the end of the month, quarter, or year. Further guidance is shown in Block 13 or 16 as required.

Block 12, Data of First Submission. This block indicated the inniti9al data submission date (Year/Month/Day). When data has already been submitted and will be resubmitted, the data of the next submission is entered. When the contract starts, the date has not been established, this block indicates the number of calendar days after the contract start date that the data is due; e.g., 30 DAC. Further information, if required, is contained in Block 13. Classified dates are not cited in this form. “DFDEL” indicates deferred delivery.

Block 13, Date of Subsequent Submission/Event Identification. When data is submitted more than once, the date(s) of subsequent submission(s) is indicated in this block. When submission of data is based on the initiation of a specific event ore milestone, this information is cited in this block (when such information classifies the form, this block is left blank). Example: “NLT 15 calendar days before start of production;” “45 calendar days before first article,” etc.

Block 14, Distribution and Addresses. Addresses and number of copies (regular/reproducible) to be forwarded to each addressee is cited in this block; e.g. SCBRD-ORD-E 0/1/0. Addresses are indicated by office symbol (i.e., STEAA-AP-EP), contractor initials, DoD Handbook H-4 codes, and Command initials. A list explaining these symbols is attached to the form. When reproducible copies are required (second number), the type of copies required will be cited in this block or Block 16.

NOTE: Unless otherwise cited in Block 10, entries in Blocks 3 through 9 on DD Forms 1664, Data Item Description, are for information purposes only and are not contractually binding.

H.3. LIMITATION OF COSTS

In accordance with the clause FAR 52.232-20 Limitation of Cost April 1984, incorporated into this contract, the notice required thereby shall be provided to the designated Procuring Contracting Officer by CERTIFIED MAIL return receipt requested. Failure to comply with the above notice requirement imposes the risk of continued performance on the contract without reimbursement to the contractor for cost incurred over and above the estimated cost or allotted amount stated in the contract.

H.4. 52.0000-4147 NOTICE OF INCORPORATION OF CERTIFICATIONS The certifications are incorporated in and form a part of the resultant contract as though furnished in full test therewith.

H.5. GOVERNMENT FURNISHED PROPERTY

The following antibodies and antigens will be provided through the USAMRIID CRADA, dated November 23, 2003, for the use by the Contractor under this contract. (A copy of the CRADA is available from the COR upon request).

ITEM	DESCRIPTION	QTY	DOLLAR VALUE	DELIVERY DATE

1	Staphylococcal Enterotoxin B (SEB)	1	NSP**	30 CDAC

2	Venezuelan Encephalitis (VEE)	1	NSP**	30 CDAC

3	Y. pestis (plague)	1	NSP**	30 CDAC

4	B. anthraces (anthrax)	1	NSP**	30 CDAC

*CDAC-Calendar Days after Contract Award
**NSP - Not separately priced

H.5.1. Pursuant to the Government Property Clause in Section I of this contract, the Government will furnish F.O.B., Contractor’s place of performance, the Government-owned property listed in paragraph H.5.1 for use in the performance of this contract.

H.5.2. The property shall be delivered in accordance with the schedule set forth in paragraph H.5.1.

H.6. TECHNICAL DATA RIGHTS

The Government desires unlimited rights to all data.

H.7. Hazards Information: This procurement request does not require the contractor to handle chemical agents. As far as can be determined, known or suspect carcinogens are not involved. This effort will require the contractor to perform microbiological and/or biomedical work.

H.8. This procurement request does not require the contractor to use animals, human volunteers or conduct DNA recombinant work.

Section I - Contract Clauses

CLAUSES INCORPORATED BY REFERENCE

52.202-1	Definitions	JUL 2004
52.203-3	Gratuities	APR 1984
52.203-5	Covenant Against Contingent Fees	APR 1984
52.203-6	Restrictions On Subcontractor Sales To The Government	SEP 2006
52.203-7	Anti-Kickback Procedures	JUL 1995
52.203-8	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity	JAN 1997
52.203-10	Price Or Fee Adjustment For Illegal Or Improper Activity	JAN 1997
52.203-12	Limitation On Payments To Influence Certain Federal Transactions	SEP 2005
52.204-4	Printed or Copied Double-Sided on Recycled Paper	AUG 2000
52.209-6	Protecting the Government's Interest When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment	SEP 2006
52.211-15	Defense Priority And Allocation Requirements	SEP 1990
52.215-2	Audit and Records--Negotiation	JUN 1999
52.215-8	Order of Precedence--Uniform Contract Format	OCT 1997
52.215-14 Alt I	Integrity of Unit Prices (Oct 1997) - Alternate I	OCT 1997
52.215-15	Pension Adjustments and Asset Reversions	OCT 2004
52.215-17	Waiver of Facilities Capital Cost of Money	OCT 1997
52.215-18	Reversion or Adjustment of Plans for Postretirement Benefits (PRB) Other than Pensions	JUL 2005
52.215-19	Notification of Ownership Changes	OCT 1997
52.216-7	Allowable Cost And Payment	DEC 2002
52.216-8	Fixed Fee	MAR 1997
52.219-8	Utilization of Small Business Concerns	MAY 2004
52.222-2	Payment For Overtime Premiums	JUL 1990
52.222-3	Convict Labor	JUN 2003
52.222-21	Prohibition Of Segregated Facilities	FEB 1999
52.222-26	Equal Opportunity	MAR 2007
52.222-35	Equal Opportunity For Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans	SEP 2006
52.222-36	Affirmative Action For Workers With Disabilities	JUN 1998
52.222-37	Employment Reports On Special Disabled Veterans, Veterans Of The Vietnam Era, and Other Eligible Veterans	SEP 2006
52.223-6	Drug-Free Workplace	MAY 2001
52.223-14	Toxic Chemical Release Reporting	AUG 2003
52.225-13	Restrictions on Certain Foreign Purchases	FEB 2006
52.227-1 Alt I	Authorization And Consent (Jul 1995) - Alternate I	APR 1984
52.227-2	Notice And Assistance Regarding Patent And Copyright Infringement	AUG 1996

52.227-11	Patent Rights--Retention By The Contractor (Short Form)	JUN 1997
52.228-7	Insurance--Liability To Third Persons	MAR 1996
52.232-9	Limitation On Withholding Of Payments	APR 1984
52.232-17	Interest	JUN 1996
52.232-20	Limitation Of Cost	APR 1984
52.232-23 Alt I	Assignment of Claims (Jan 1986) - Alternate I	APR 1984
52.232-25 Alt I	Prompt Payment (Oct 2003) Alternate I	FEB 2002
52.232-33	Payment by Electronic Funds Transfer--Central Contractor Registration	OCT 2003
52.233-1	Disputes	JUL 2002
52.233-3 Alt I	Protest After Award (Aug 1996) - Alternate I	JUN 1985
52.242-1	Notice of Intent to Disallow Costs	APR 1984
52.242-3	Penalties for Unallowable Costs	MAY 2001
52.242-4	Certification of Final Indirect Costs	JAN 1997
52.242-13	Bankruptcy	JUL 1995
52.243-2 Alt V	Changes--Cost-Reimbursement (Aug 1987) - Alternate V	APR 1984
52.244-2 Alt I	Subcontracts (Aug 1998) - Alternate I	JAN 2006
52.244-5	Competition In Subcontracting	DEC 1996
52.244-6	Subcontracts for Commercial Items	MAR 2007
52.245-5	Government Property (Cost-Reimbursement Time-And-Materials, Or Labor Hour Contracts)	MAY 2004
52.246-25	Limitation Of Liability--Services	FEB 1997
52.249-6	Termination (Cost Reimbursement)	MAY 2004
52.249-14	Excusable Delays	APR 1984
52.253-1	Computer Generated Forms	JAN 1991
252.201-7000	Contracting Officer's Representative	DEC 1991
252.203-7001	Prohibition On Persons Convicted of Fraud or Other Defense-Contract-Related Felonies	DEC 2004
252.204-7000	Disclosure Of Information	DEC 1991
252.204-7003	Control Of Government Personnel Work Product	APR 1992
252.204-7004 Alt A	Central Contractor Registration (52.204-7) Alternate A	NOV 2003
252.205-7000	Provision Of Information To Cooperative Agreement Holders	DEC 1991
252.209-7004	Subcontracting With Firms That Are Owned or Controlled By The Government of a Terrorist Country	DEC 2006
252.223-7004	Drug Free Work Force	SEP 1988
252.225-7001	Buy American Act And Balance Of Payments Program	JUN 2005
252.225-7002	Qualifying Country Sources As Subcontractors	APR 2003
252.225-7012	Preference For Certain Domestic Commodities	JAN 2007
252.225-7031	Secondary Arab Boycott Of Israel	JUN 2005
252.226-7001	Utilization of Indian Organizations and Indian-Owned Economic Enterprises, and Native Hawaiian Small Business Concerns	SEP 2004
252.227-7013	Rights in Technical Data--Noncommercial Items	NOV 1995
252.227-7014	Rights in Noncommercial Computer Software and Noncommercial Computer Software Documentation	JUN 1995
252.227-7016	Rights in Bid or Proposal Information	JUN 1995
252.227-7019	Validation of Asserted Restrictions--Computer Software	JUN 1995
252.227-7027	Deferred Ordering Of Technical Data Or Computer Software	APR 1988
252.227-7028	Technical Data or Computer Software Previously Delivered to the Government	JUN 1995
252.227-7030	Technical Data--Withholding Of Payment	MAR 2000
252.227-7037	Validation of Restrictive Markings on Technical Data	SEP 1999
252.227-7039	Patents--Reporting Of Subject Inventions	APR 1990
252.231-7000	Supplemental Cost Principles	DEC 1991

252.232-7003	Electronic Submission of Payment Requests	MAR 2007
252.235-7010	Acknowledgment of Support and Disclaimer	MAY 1995
252.235-7011	Final Scientific or Technical Report	NOV 2004
252.242-7002	Earned Value Management System	MAR 2005
252.244-7000	Subcontracts for Commercial Items and Commercial Components (DoD Contracts)	JAN 2007
252.245-7001	Reports Of Government Property	MAY 1994
252.247-7023	Transportation of Supplies by Sea	MAY 2002
252.247-7024	Notification Of Transportation Of Supplies By Sea	MAR 2000

CLAUSES INCORPORATED BY FULL TEXT

52.252-2 CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es):

http://www.arnet.gov/far/
http://www.acq.osd.mil/dp/dars/
http://farsite.hill.af.mil
http://web1.deskbook.osd.mil/htmlfiles/rlcats.asp

(End of clause)

Section J - List of Documents, Exhibits and Other Attachments

CONTRACT DATA REQUIREMENTS LIST (2 Data Items)				FORM APPROVED OMB No. 0704-0188
Public reporting burden for this collection is estimated to average 330 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to DoD, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government issuing Contracting Officer for the Contract/PR No. Listed in Block E.

A. CONTRACT LINE ITEM NO.		B. EXHIBIT A	C. CATEGORY TDP_______ TM_______ OTHER General Data
D. SYSTEM/ITEM ITEM BAA - Development of a CMOS Microarray Platform for Bio and Chemical Threat Agent Detection			E. CONTRACT/PR NO. W911SR-05-C-	F. CONTRACTOR CombiMatrix, Inc.
1. DATA ITEM NO. A001	2. TITLE OF DATA ITEM Contractor’s Progress, Status and Management Report			3. SUBTITLE Progress Report
4. AUTHORITY (Data Acquisition Document No.) DI-MGMT-80227		5. CONTRACT REFERENCE Paragraph C.3.4.1.1		6. REQUIRING OFFICE AMSRD-ECB-RT-BM
7. DD 250 REQ LT	9. DIST STATEMENT REQUIRED NA	10. FREQUENCY MTHLY	12. DATE OF FIRST SUBMISSION 40 CDAC	14. DISTRIBUTION
				a. Addressee	b. COPIES FINAL
8. APP CODE NO		11. AS OF DATE 0	13. DATE OF SUBSEQUENT SUBMISSION		D r a f t	R e g	R e p r o
16. REMARKS. 4. DID may be obtained at: http://assist.daps.dla.mil/quicksearch/. Paragraphs 10.3.f, g, h, i, and l do not apply. 12. CDAC: Calendar days after award of contract. 14. Submit in electronic format in Microsoft Office 2000 (Word, Excel & Powerpoint) or in another format approved by the Government to roy.thompson@us.army.mil (COR, AMSRD-ECB-RT-BM) and glen.mattingly@us.army.mil (AMSRD-ACC-E). LT: Letter (notification) of transmittal. *15. Electronic submission.				AMSRD-ECB-RT-BM	0	1	0
				AMSRD-ACC-E	0	1	0
				DCMA	0	LT	0
				15. TOTAL	0	1*	0
1. DATA ITEM NO. A002	2. TITLE OF DATA ITEM Scientific and Technical Report		3. SUBTITLE Final Comprehensive Report
4. AUTHORITY (Data Acquisition Document No.) DI-MISC-80711A		5. CONTRACT REFERENCE Paragraph C.3.4.1.2		6. REQUIRING OFFICE AMSRD-ECB-RT-BM
7. DD 250 REQ LT	9. DIST STATEMENT REQUIRED B	10. FREQUENCY ONE/R	12. DATE OF FIRST SUBMISSION 330 CDAC	14. DISTRIBUTION
8. APP CODE A		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION 15 calendar days after receipt of Government comments	a. Addressee	b. COPIES FINAL
					D r a f t	R e g	R e p r o
16. REMARKS.
4. DID may be obtained at http://assist.daps.dla.mil/quicksearch/.
8. The Government will respond with comments or approval within 15 calendar days after receipt of draft report.
9. Distribution guidance is provided in DOD Dir 5230.24 (http://www.dtic.mil/whs/directives/).
14. & 15. Submit via electronic mail in Microsoft Office (Word, Excel & Powerpoint) or in a different format if approved by the Government tomailto:michael.goode@sbccom.apgea.army.mil roy.thompson@us.army.mil (COR, AMSRD-ECB-RT-BM) and glen.mattingly@us.army.mil (AMSRD-ACC-E). LT: Letter (notification) of transmittal.
				AMSRD-ECB-RT-BM	1	1	0
				AMSRD-ACC-E	LT	1	0
				DCMA	0	LT	0

				15. TOTAL	1	1	0
17. PRICE GROUP			18. ESTIMATED TOTAL PRICE
G. PREPARED BY /s/ ROY THOMPSON			H. DATE 21 March 2007	I. APPROVED BY /s/ JACKIE A BURKE	J. DATE 22 March 2006
DD FORM 1423-2, JUN 90 Previous editions are obsolete Page 1